Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 10 — COMMITMENTS AND CONTINGENCIES

Guarantees and Indemnifications

We have provided indemnities in connection with sales of certain businesses and assets, including representations and warranties, covenants and related indemnities for environmental health and safety, tax and employment matters. We do not have any material liabilities recorded for these indemnifications and are not aware of any claims or other information that would give rise to material payments under such indemnities.

In connection with the Separation, we entered into agreements with Dover that govern the treatment between Dover and us of certain indemnification matters and litigation responsibility. Generally, the separation and distribution agreement provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and to place financial responsibility for the obligations and liabilities of Dover’s business with Dover. The separation and distribution agreement also establishes procedures for handling claims subject to indemnification and related matters. In addition, pursuant to the tax matters agreement, we have agreed to indemnify Dover and its affiliates against any and all tax-related liabilities incurred by them relating to the Separation and/or certain related transactions to the extent caused by an acquisition of Apergy stock or assets or by any other action or failure to act undertaken by Apergy or its affiliates.

As of September 30, 2018 and December 31, 2017, we had $5.5 million and $8.1 million, respectively, of outstanding letters of credit, surety bonds and guarantees which expire at various dates through 2020. These financial instruments are primarily maintained as security for insurance, warranty and other performance obligations. Generally, we would only be liable for the amount of these letters of credit in the event of default in the performance of our obligations, the probability of which we believe is remote.

Litigation

We are a party to a number of legal proceedings incidental to our businesses. These proceedings primarily involve claims by private parties alleging injury arising out of use of our products, patent infringement, employment matters, and commercial disputes. Management and legal counsel review the probable outcome of such proceedings, the costs and expenses reasonably expected to be incurred and currently accrued to-date, and the availability and extent of insurance coverage. We have reserves for legal matters that are probable and estimable, and as of September 30, 2018 and December 31, 2017, these liabilities were not material. Management is unable to predict the ultimate outcome of these actions because of their inherent uncertainty. However, management believes that the most probable, ultimate resolution of these matters will not have a material adverse effect on our consolidated financial position, results of operations or cash flows.

13. Commitments and Contingent Liabilities

Lease Commitments

The Company leases certain facilities and equipment under operating leases, many of which contain renewal options. Total rental expense, net of insignificant sublease rental income, for all operating leases was $16,837, $17,936 and $16,992 for the years ended December 31, 2017, 2016 and 2015, respectively. Contingent rentals under the operating leases were not significant.

The aggregate future minimum lease payments for operating and capital leases as of December 31, 2017 are as follows:

	Operating	Capital
2018	$11,668	$2,232
2019	10,646	1,696
2020	7,639	181
2021	5,309	—
2022	4,625	—
Thereafter	5,105	—

Total	$44,992	$4,109

Guarantees

The Company has provided indemnities in connection with sales of certain businesses and assets, including representations and warranties and related indemnities for environmental, health and safety, tax and employment matters. The Company does not have any material liabilities recorded for these indemnifications and is not aware of any claims or other information that would give rise to material payments under such indemnities.

Letters of Credit

As of December 31, 2017 and 2016, the Company had approximately $8,100 and $16,045 outstanding in letters of credit and guarantees with financial institutions, which expire at various dates in 2018 through 2020. These letters of credit are primarily maintained as security for insurance, warranty and other performance obligations. In general, the Company would only be liable for the amount of these letters of credit in the event of default in the performance of the Company’s obligations, the probability of which we believe is remote.

Litigation

The Company’s environmental matters that are probable and estimable were insignificant at December 31, 2017 and 2016. The environmental matters relate to ongoing remedial activities performed in cooperation with regulatory authorities.

The Company and certain of its subsidiaries are also parties to a number of other legal proceedings incidental to their businesses. These proceedings primarily involve claims by private parties alleging injury arising out of use of the Company’s products, patent infringement, employment matters and commercial disputes. Management and legal counsel, at least quarterly, review the probable outcome of such proceedings, the costs and expenses reasonably expected to be incurred and currently accrued to-date. The Company has reserves for other legal matters that are probable and estimable, and at December 31, 2017 and 2016, these reserves were not significant. While it is not possible at this time to predict the outcome of these legal actions, in the opinion of management, based on the aforementioned reviews, the Company is not currently involved in any legal proceedings which, individually or in the aggregate, could have a material effect on its financial position, results of operations, or cash flows.